SUPPLEMENT DATED FEBRUARY 23, 2009

TO PROSPECTUS DATED MAY 1, 2008
FOR SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

On February 20, 2009, shares of the Lord Abbett Growth & Income Portfolio were substituted with shares of the SCSM Lord Abbett Growth & Income Fund, shares of Lord Abbett Mid-Cap Value Portfolio were substituted with shares of the SCSM Goldman Sachs Mid Cap Value Fund and shares of the PIMCO VIT High Yield Portfolio were substituted with shares of the SCSM PIMCO High Yield Fund pursuant to an order of the Securities and Exchange Commission.  The substitutions occurred without charge and without the transfer counting against limits, if any, on the number of transfers permitted under your Policy each year.  Lord Abbett Growth & Income Portfolio, Lord Abbett Mid-Cap Value Portfolio and PIMCO VIT High Yield Portfolio are no longer available investment options under your Policy.

A current prospectus for the SCSM Lord Abbett Growth & Income Fund, SCSM Goldman Sachs Mid Cap Value Fund and SCSM PIMCO High Yield Fund was sent to you prior to the substitution.  You should refer to that prospectus for a complete description of the Funds’ investment policies, risks, fees, expenses and all aspects of its operations.

If you were affected by the substitution, anytime prior to March 23, 2009, you may make one transfer of Account Value from SCSM Lord Abbett Growth & Income Fund, SCSM Goldman Sachs Mid Cap Value Fund and SCSM PIMCO High Yield Fund to any of the available investment options without charge and without that transfer counting against limits, if any, on the number of transfers permitted under your Policy each year.

If you have any questions about the substitution, please call our Service Center at (888) 594-2654 or write to us at One Sun Life Executive Park, Wellesley Hills, MA 02481.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.